Joint Filer Information

Title of Security:           Common Stock and 10% Series B Cumulative Perpetual
                             Convertible Preferred Stock

Issuer & Ticker Symbol:      LODGENET INTERACTIVE CORPORATION (LNET)

Designated Filer:            Black Horse Capital Management LLC

Other Joint Filers:          Black Horse Capital LP ("Black Horse Capital Fund")
                             Black Horse Capital (QP) LP ("Black Horse QP Fund")
                             Black Horse Capital Master Fund Ltd.
                                ("Black Horse Offshore Fund")
                             Dale Chappell

Addresses:                   The address of each of Black Horse Capital Fund,
                             Black Horse QP Fund and Mr. Chappell is
                             338 S. Sharon Amity Road, #202, Charlotte,
                             North Carolina 28211.

                             The address of Black Horse Offshore Fund is
                             c/o M&C Corporate Services Limited, P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands.

Signatures:


Dated:  May 20, 2010

                             BLACK HORSE CAPITAL LP
                             By: Black Horse Capital Management LLC,
                                 As General Partner


                                 By: /s/ Dale Chappell
                                     ----------------------------------
                                         Dale Chappell, Managing Member


                             BLACK HORSE CAPITAL (QP) LP
                             By: Black Horse Capital Management LLC,
                                 As General Partner


                                 By: /s/ Dale Chappell
                                     ----------------------------------
                                         Dale Chappell, Managing Member


                             BLACK HORSE CAPITAL MASTER FUND LTD.


                                 By: /s/ Dale Chappell
                                     ----------------------------------
                                         Dale Chappell, Director




                             /s/ Dale Chappell
                             -----------------
                                 Dale Chappell